Exhibit 99.3


                                                     [LOGO] Countrywide(R)
                                                        ---------------
                                                          HOME LOANS

                                                      400 Countrywide Way
                                              Simi Valley, California 93065-6298

March 10, 2006


                              OFFICER'S CERTIFICATE


I, Joseph Candelario, hereby certify that I am the First Vice President, Loan Administration of Countrywide Home Loans, Inc., fka Countrywide Funding Corporation and that I am authorized to provide this certification on behalf of Countrywide Home Loans Servicing L.P. I further certify, with respect to the Pooling and Servicing Agreements for Countrywide Home Loans Servicing L.P. ("Servicer"), the following:

I have reviewed the activities and performance of the Servicer during the fiscal year ended December 31, 2005 under the Pooling and Servicing Agreements referred to on Exhibit A, attached hereto and made a part hereof and, to the best of my knowledge, based on my review, the Servicer has fulfilled all of its duties, responsibilities or obligations under the Pooling and Servicing Agreements throughout the fiscal year.


/s/ Joseph Candelario                                         March 10, 2006
---------------------                                         --------------
Joseph Candelario                                             Date
First Vice President
Compliance Officer
Loan Administration


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                                   EXHIBIT A

            MSAC 2005-HE1
            MSAC 2005-HE2
            MSAC 2005-HE3
            MSAC 2005-HE4
            MSAC 2005-HE5
            MSAC 2005-HE6
            MSAC 2005-HE7
            MSHEL 2005-2
            MSAC 2005-WMC1
            MSAC 2005-WMC2
            MSAC 2005-WMC3
            MSAC 2005-WMC4
            MSAC 2005-WMC5
            MSAC 2005-WMC6
            MSAC 2005-NC2
            IXIS 2005-HE1
            IXIS 2005-HE2
            IXIS 2005-HE3